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                                                                    EXHIBIT 24.2

                                POWER OF ATTORNEY

      The undersigned, Textron Financial Corporation ("Textron Financial") a Delaware corporation, and the undersigned directors and officers of Textron Financial, do hereby constitute and appoint Elizabeth C. Perkins, William J. Clegg, and Brian F. Lynn and each of them, with full powers of substitution, their true and lawful attorneys and agents to do or cause to be done any and all acts and things and to execute and deliver any and all instruments and documents which said attorneys and agents, or any of them, may deem necessary or advisable in order to enable Textron Financial to comply with any requirements of the Securities and Exchange Commission, in connection with the filing of Textron Financial's Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign the names of the undersigned directors and officers in the capacities indicated below and to sign the names of such officers on behalf of Textron Financial to such Registration Statement filed with the Securities and Exchange Commission, to any and all amendments to such Registration Statement, to any instruments or documents or other writings in which the original or copies thereof are to be filed as a part of or in connection with such Registration Statement or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission; and each of the undersigned hereby ratifies and confirms all that such attorneys and agents, and each of them, shall do or cause to be done hereunder and such attorneys and agents, and each of them, shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, Textron Financial has caused this Power of Attorney to be executed and delivered in its name and on its behalf by the undersigned duly authorized officer and its corporate seal affixed, and each of the undersigned has signed his or her name thereto, on this 20th day of October, 2001.


                              TEXTRON FINANCIAL CORPORATION


                              By: /s/ Stephen A. Giliotti
                                  -------------------------------
                                      Stephen A. Giliotti
                                      Chairman, President &
                                      Chief Executive Officer

ATTEST:


/s/Elizabeth C. Perkins
-----------------------------
Elizabeth C. Perkins
Executive Vice President,
General Counsel and Secretary
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                                    /s/Lewis B. Campbell
                                    ------------------------------
                                    Lewis B. Campbell
                                    Director


                                    /s/Ted R. French
                                    ------------------------------
                                    Ted R. French
                                    Director


                                    /s/Mary F. Lovejoy
                                    ------------------------------
                                    Mary F. Lovejoy
                                    Director


                                    /s/Terrence O'Donnell
                                    ------------------------------
                                    Terrence O'Donnell
                                    Director


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